Exhibit 32

Certification
Section 906 – Sarbanes-Oxley

Certification of Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350
As Adopted By Section 906 of the
Sarbanes-Oxley Act of 2002

My name is R. David Hoover and I am the Chairman of the Board, President and Chief Executive Officer of Ball Corporation.

Please accept this as the certification required of the Chief Executive Officer of Ball Corporation pursuant to 18 U.S.C. Section 1350 as adopted by Section 906 of the Sarbanes–Oxley Act of 2002 that to the best of my knowledge and belief:

(1)	Report 10-Q for the Second Quarter filed with the U.S. Securities and Exchange Commission on August 12, 2003 (“Report”) fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of Ball Corporation as of, and for, the periods presented in the Report.

/s/ R. David Hoover
R. David Hoover
Chairman of the Board, President and Chief Executive Officer
Ball Corporation

Date:  August 12, 2003

Exhibit 32 (continued)

Certification
Section 906 – Sarbanes-Oxley

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350
As Adopted By Section 906 of the
Sarbanes-Oxley Act of 2002

My name is Raymond J. Seabrook and I am the Senior Vice President and Chief Financial Officer of Ball Corporation.

Please accept this as the certification required of the Chief Financial Officer of Ball Corporation pursuant to 18 U.S.C. Section 1350 as adopted by Section 906 of the Sarbanes–Oxley Act of 2002 that to the best of my knowledge and belief:

(1)	Report 10-Q for the Second Quarter filed with the U.S. Securities and Exchange Commission on August 12, 2003 (“Report”) fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of Ball Corporation as of, and for, the periods presented in the Report.

/s/ Raymond J. Seabrook
Raymond J. Seabrook
Senior Vice President and Chief Financial Officer
Ball Corporation

Date:  August 12, 2003